UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 20, 2016

MAXWELL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The disclosure under Item 8.01 of this current report on Form 8-K is incorporated by reference.

Item 8.01.    Other Events
On February 20, 2016, the Board of Directors (the “Board”) of Maxwell Technologies, Inc. (the “Company”) determined to extend the deadline pursuant to the Company’s Bylaws for stockholders to nominate directors to the Board and propose other business for consideration at the 2016 annual meeting from February 22, 2016 until March 14, 2016. Any director nominations or proposal for other business received by the Company at or prior to the close of business on March 14, 2016 and otherwise complying with the Company’s Bylaws may be submitted to stockholders at the 2016 annual meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ David Lyle
David Lyle
Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Date: February 22, 2016